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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report in this 10-KSB, into the Company's previously filed Registration Statements on Form S-8, File No. 33-30985.




                                       /s/  BRADSHAW SMITH & CO.




Las Vegas, Nevada
January 19, 2000













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